UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

      Date of Report (date of earliest event reported):  FEBRUARY 1, 2006


                              WAUSAU PAPER CORP.
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 1, 2006, the Company reported a net loss of $9.7 million, or $.19 per diluted share, for the fourth quarter ended December 31, 2005, as compared to a net earnings of $5.1 million, or $.10 per diluted share, for the fourth quarter of 2004. Net sales for the fourth quarter increased to $268.4 million from $262.4 million in 2004.

      The Company also reported a net loss of $19.5 million, or $.38 per share, for the fiscal year ended December 31, 2005, as compared to net earnings of $20.4 million, or $.39 per share, for the 2004 fiscal year. Net sales for 2005 were $1,097.1 million compared to $1,040.7 million in 2004.

      A copy of the news release, which describes the effect on earnings of the previously announced closure of the Brokaw, Wisconsin, sulfite pulp mill, losses at the Brainerd, Minnesota, paper mill, and gains from sales of timberlands, stock incentive credits, and tax benefits, is furnished as
Exhibit 99.1 to this report.*

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1*  News release dated February 1, 2006

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU PAPER CORP.


Date:  February 1, 2006             By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance
                                       -1-
                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                              WAUSAU PAPER CORP.
                            DATED FEBRUARY 1, 2006
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))

99.1  NEWS RELEASE DATED FEBRUARY 1, 2006
                                       -2-